United States Securities and Exchange Commission

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15[d] of the Securities Exchange Act of 1934

October 12, 2012

Date of Report

[Date of Earliest Event Reported]

LYFE COMMUNICTIONS, INC.

(Exact name of Registrant as specified in its Charter)

Utah	000-50892	87-0638511
(State or Other Jurisdiction of	(Commission File Number)	27-1606216
Incorporation)		(I.R.S. Employer Identification No.)

P.O. Box 951026

South Jordan, Utah 84095

 (Address of Principal Executive Offices)

(801) 478-2470

(Registrant’s Telephone Number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14-a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORM 8-K

Section 4 – Matters Related to Accountants and Financial Statements

Item 4.01  Changes in Registrant’s Certifying Accountant.

(a)

On October 1, 2012, the Company dismissed the firm of Mantyla McReynolds, LLC., Certified Public Accountants (“Mantyla McReynolds”), as its independent certifying accountants pursuant to the unanimous consent of the Board of Directors.

With the exception of a “going concern” modification, none of the reports of Mantyla McReynolds on the Company’s financial statements for either of the past two years or subsequent interim period contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles.

During the two most recent fiscal years and the subsequent interim periods through the date of dismissal, (i) there were no disagreements with Mantyla McReynolds whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Mantyla McReynolds’ satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with any reports it would have issued, and (ii) there were no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

We have provided Mantyla McReynolds with a copy of the foregoing disclosure, and have requested that it furnish us with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with such disclosure.  We are including as an Exhibit to this Form 8-K, a copy of the letter from Mantyla McReynolds as required by Item 304(a)(3) of Regulation S-K.

(b)

On October 1, 2012, we engaged HJ & Associates, LLC (“HJ & Associates”), as our new independent certifying accountants.  During the two most recent fiscal years and the interim periods preceding the engagement, we have not consulted HJ & Associates regarding any of the matters set forth in Item 304(a)(2) of Regulation S-K.

Notes about Forward-looking Statements

This Current Report contains certain forward-looking statements, and for this purpose, any statements contained in this Current Report that are not statements of historical fact may be deemed to be forward-looking statements.  Without limiting the foregoing, words such as “may,” “will,” “expect,” “believe,” “anticipate,” “estimate” or “continue” or comparable terminology are intended to identify forward-looking statements.  These statements by their nature involve substantial risks and uncertainties, and actual results may differ materially depending on a variety of factors, many of which are not within our control.  These factors include, but are not limited to, economic conditions generally and in the markets in which we have and may participate, competition within our chosen industry, the state of our technology and technological advances and our failure to successfully develop, compete in and finance our current and intended business operations.

Item 9.01

Financial Statements and Exhibits.

      (d)  Exhibits

Exhibit No.

Description

16.1

Letter from Mantyla McReynolds, LLC. dated October 8, 2012 regarding its concurrence or disagreement with the statements made by Lyfe Communications, Inc. in this current report Form 8-K.

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lyfe Communications, Inc.

Date:  October 12, 2012

By:  /s/Greg Smith

       Greg Smith, CEO